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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 27, 2007

                  Securitisation Advisory Services Pty Limited
                         Medallion Trust Series 2007-1G
             (Exact Name of Registrant as Specified in its Charter)

                                    Australia
                 (State or Other Jurisdiction of Incorporation)

             333-136516
           333-136516-01                               Not Applicable
     (Commission File Numbers)                (Registrant's I.R.S. Employer
                                                    Identification Nos.)

         Level 7, 48 Martin Place
        Sydney, NSW 2000 Australia                     Not Applicable
(Address of Principal Executive Offices)                 (Zip Code)

                               (011) 612-9378-5293
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8--OTHER EVENTS.

ITEM 8.01. OTHER EVENTS.

On February 27, 2007, the Registrant caused the issuance and sale of Medallion
Trust Series 2007-1G Mortgage Backed Floating Rate Notes, Class A-1 Notes (the
"Class A-1 Notes"), pursuant to the terms of the Series Supplement, dated
February 15, 2007 among Homepath Pty Limited as seller, Commonwealth Bank of
Australia as seller and servicer, Securitisation Advisory Services Pty Limited as manager (the "Manager") and Perpetual Trustee Company Limited, in its
capacity as trustee (the "Issuer Trustee") of the Medallion Trust Series 2007-1G
(the "Trust") as well as the Security Trust Deed, dated February 15, 2007 among
P.T. Limited as security trustee (the "Security Trustee"), The Bank of New York as offered note trustee (the "Offered Note Trustee"), the Manager and the Issuer
Trustee, which incorporate certain of the terms and provisions of the Master
Trust Deed, dated October 8, 1997 between the Manager and the Issuer Trustee, and which set forth the specific provisions regarding the Trust and details the terms of the Class A-1 Notes. The Offered Note Trust Deed, dated February 15,
2007 among the Issuer Trustee, the Manager and the Offered Note Trustee provides for the issuance of the Class A-1 Notes in accordance with the terms and conditions attached thereto, along with the Agency Agreement, dated February 15,
2007 between the Issuer Trustee, the Manager, The Bank of New York as the
Offered Note Trustee, U.S. Dollar Note Registrar, Principal Paying Agent and
Agent Bank, The Bank of New York, London Branch as Euro Note Registrar and
Paying Agent and Deutsche International Corporate Services (Ireland) Limited as
Offered Note Irish Paying Agent.

SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Listed below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   ----------------------------------------------------------------------
   1.1    Underwriting Agreement, dated as of February 16, 2007, among
          Securitisation Advisory Services Pty Limited, Commonwealth Bank of
          Australia, Perpetual Trustee Company Limited, in its capacity as
          Trustee of the Trust, Deutsche Bank Securities Inc., Commonwealth Bank
          of Australia, SG Americas Securities, LLC, and Credit Suisse
          Securities (USA) LLC.

   4.2    Series Supplement, dated February 15, 2007, among Commonwealth Bank of
          Australia as Servicer and Seller, Homepath Pty Limited as Seller,
          Securitisation Advisory Services Pty Limited as Manager and Perpetual
          Trustee Company Limited as Trustee.

   4.3    Security Trust Deed, dated February 15, 2007, among P.T. Limited as
          Security Trustee, The Bank of New York, as Offered Note Trustee,
          Securitisation Advisory Services Pty Limited as Manager and Perpetual
          Trustee Company Limited as Trustee.

   4.4    Offered Note Trust Deed, dated February 15, 2007, among The Bank of
          New York, as Offered Note Trustee, Securitisation Advisory Services
          Pty Limited as Manager and Perpetual Trustee Company Limited as
          Issuer.

   4.5    Agency Agreement, dated February 15, 2007, among Perpetual Trustee
          Company Limited as Issuer, Securitisation Advisory Services Pty
          Limited as Manager, The Bank of New York, as Offered Note Trustee, US
          Dollar Note Registrar, Principal Paying Agent and Agent Bank, The Bank
          of New York, London Branch as Euro Note Registrar and Paying Agent and
          Deutsche International Corporate Services (Ireland) Limited as Offered
          Note Irish Paying Agent.

  10.2    Liquidity Facility Agreement, dated February 15, 2007, among
          Commonwealth Bank of Australia as Liquidity Facility Provider,
          Perpetual Trustee Company Limited as Trustee and Securitisation
          Advisory Services Pty Limited as Manager.

  10.4    Interest Rate Swap, dated February 15, 2007, among Commonwealth Bank of Australia as Party A, Perpetual Trustee Company Limited as Party B
          and Securitisation Advisory Services Pty Limited as Manager.

  10.5    Class A-1 Currency Swap, dated February 15, 2007, among Securitisation
          Advisory Services Pty Limited as Manager, Commonwealth Bank of
          Australia as Party A, and Perpetual Trustee Company Limited as Party
          B.

  10.6    Genworth Financial Mortgage Insurance Pty Ltd Pool Insurance Policy,
          dated February 15, 2007 among Perpetual Trustee Company Limited,
          Genworth Financial Mortgage Insurance Pty Ltd, Commonwealth Bank of
          Australia and Homepath Pty Limited.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     February 27, 2007                          SECURITISATION ADVISORY SERVICES
                                                PTY LIMITED

                                                By: /s/ E. Freilikh
                                                   -----------------------------
                                                   Name:  Edward Freilikh
                                                   Title: Authorised Officer

                                  EXHIBIT INDEX

EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   ----------------------------------------------------------------------
   1.1    Underwriting Agreement, dated as of February 16, 2007, among
          Securitisation Advisory Services Pty Limited, Commonwealth Bank of
          Australia, Perpetual Trustee Company Limited, in its capacity as
          Trustee of the Trust, Deutsche Bank Securities Inc., Commonwealth Bank
          of Australia, SG Americas Securities, LLC, and Credit Suisse
          Securities (USA) LLC.

   4.2    Series Supplement, dated February 15, 2007, among Commonwealth Bank of
          Australia as Servicer and Seller, Homepath Pty Limited as Seller,
          Securitisation Advisory Services Pty Limited as Manager and Perpetual
          Trustee Company Limited as Trustee.

   4.3    Security Trust Deed, dated February 15, 2007, among P.T. Limited as
          Security Trustee, The Bank of New York, as Offered Note Trustee,
          Securitisation Advisory Services Pty Limited as Manager and Perpetual
          Trustee Company Limited as Trustee.

   4.4    Offered Note Trust Deed, dated February 15, 2007, among The Bank of
          New York, as Offered Note Trustee, Securitisation Advisory Services
          Pty Limited as Manager and Perpetual Trustee Company Limited as
          Issuer.

   4.5    Agency Agreement, dated February 15, 2007, among Perpetual Trustee
          Company Limited as Issuer, Securitisation Advisory Services Pty
          Limited as Manager, The Bank of New York, as Offered Note Trustee, US
          Dollar Note Registrar, Principal Paying Agent and Agent Bank, The Bank
          of New York, London Branch as Euro Note Registrar and Paying Agent and
          Deutsche International Corporate Services (Ireland) Limited as Offered
          Note Irish Paying Agent.

  10.2    Liquidity Facility Agreement, dated February 15, 2007, among
          Commonwealth Bank of Australia as Liquidity Facility Provider,
          Perpetual Trustee Company Limited as Trustee and Securitisation
          Advisory Services Pty Limited as Manager.

  10.4    Interest Rate Swap, dated February 15, 2007, among Commonwealth Bank of Australia as Party A, Perpetual Trustee Company Limited as Party B
          and Securitisation Advisory Services Pty Limited as Manager.

  10.5    Class A-1 Currency Swap, dated February 15, 2007, among Securitisation
          Advisory Services Pty Limited as Manager, Commonwealth Bank of
          Australia as Party A, and Perpetual Trustee Company Limited as Party
          B.

  10.6    Genworth Financial Mortgage Insurance Pty Ltd Pool Insurance Policy,
          dated February 15, 2007 among Perpetual Trustee Company Limited,
          Genworth Financial Mortgage Insurance Pty Ltd, Commonwealth Bank of
          Australia and Homepath Pty Limited.